                                                  MORGAN STANLEY REAL ESTATE FUND
                                                   ITEM 77(O) 10F-3 TRANSACTIONS
                                                 JUNE 1, 2007 - NOVEMBER 30, 2007

---------- -------- ---------- ---------- --------------- ------------ ----------- ---------- ------------------ ----------------

SECURITY   PURCHASE  SIZE OF    OFFERING       TOTAL       AMOUNT OF      % OF       % OF
PURCHASED     /      OFFERING   PRICE OF     AMOUNT OF      SHARES      OFFERING     FUNDS         BROKERS          PURCHASED
            TRADE                SHARES      OFFERING      PURCHASED    PURCHASED    TOTAL                            FROM
             DATE                                           BY FUND      BY FUND    ASSETS

---------- -------- ---------- ---------- --------------- ------------ ----------- --------                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                  Co., Citi,
                                                                                                 CIBC World
                                                                                                  Markets,
                                                                                                     JMP
                                                                                                 Securities,
                                                                                                   Thomas
 Morgans                                                                                           Weisel
  Hotel                                                                                           Partners
  Group                                                                                          LLC, Morgan         Merrill
           07/19/07     -        $22.50    $274,743,900     19,700        0.16%      0.33%        Stanley,            Lynch
                                                                                                  Wachovia
                                                                                                 Securities
---------- -------- ---------- ---------- --------------- ------------ ----------- --------